UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021 (May 20, 2021)

HealthStream, Inc.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 11th Avenue North, Suite 1000, Nashville, Tennessee		37203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615-301-3100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.00)	HSTM	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 20, 2021, HealthStream, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). The final results of the proposals submitted to shareholder vote at the Annual Meeting, which proposals were described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 6, 2021, are set forth below.

(1)	Election of two directors in Class III for a term of three years and until their successors are duly elected and qualified:

	FOR	WITHHELD	BROKER NON VOTES
Robert A. Frist, Jr.	22,519,597	498,798	1,286,265
Frank Edward Gordon	20,098,159	2,920,236	1,286,265

In addition to the foregoing directors, the remaining directors not up for re-election at the Annual Meeting continue to serve on the Board of Directors.

(2)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
23,750,933	550,666	3,061	0

(3)Adoption of a non-binding advisory resolution on the Company’s executive compensation as described in the Proxy Statement (“say-on-pay”):

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
22,307,045	675,107	36,243	1,286,265

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 21, 2021	HEALTHSTREAM, INC.

	By:	/s/ Scott A. Roberts
Scott A. Roberts Chief Financial Officer